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TO:      HRT OF ROANOKE, INC.

FROM:    PHYCOR, INC.
                                    Guaranty

                             GUARANTY OF OBLIGATIONS
                   PURSUANT TO LEASE ADMINISTRATION AGREEMENT

     The undersigned, PhyCor, Inc., a Tennessee corporation (Guarantor), as a material and necessary inducement to HRT of Roanoke, Inc., a Virginia corporation (HRT), to enter into a Lease Administration Agreement, dated _______________, (the Agreement) with Lewis-Gale Clinic, L.L.C., a Virginia limited liability company corporation (Lewis-Gale), affecting ancillary hospital facilities and physicians' clinics commonly known as Lewis-Gale Clinic on several properties located and described on Exhibits A (the Properties), hereby represents, warrants, covenants and agrees as follows:

     I. Guarantor hereby irrevocably guarantees to HRT the payment when due of all rents and all other sums payable by Lewis-Gale under the Agreement and the faithful and prompt performance when due of each and every one of the terms, conditions and covenants to be kept and performed by Lewis-Gale under the Agreement, and any and all amendments, extensions and renewals of the Agreement; provided, however, Guarantor shall have no liability or any other obligation to HRT hereunder or otherwise upon (a) the occurrence of an event of default described in subsection 9.1(k) of the Agreement or (b) the failure by Lewis-Gale to pay any impositions in respect to real property assessed prior to the date hereof. In the event of the failure of Lewis-Gale to pay any such rent or other sums, or to render any other performance required of Lewis-Gale under the Agreement, if and when due after the expiration of any applicable cure period, the Guarantor shall upon receiving notice of such failure from HRT pay the rent and forthwith perform all provisions of the Agreement to be performed by Lewis-Gale thereunder. It is understood and agreed that the aggregate amount of the obligations guaranteed hereby may not exceed the amount which accrues under the Agreement, provided that the Guarantor shall be obligated to pay for all reasonable costs and expenses that are incurred by HRT in enforcing this Guaranty.

     2. In  such  manner,  upon  such  terms  and at  such  times  as HRT in its reasonable discretion deems necessary or expedient, but with notice to and consent by the Guarantor, HRT may alter, compromise, accelerate, extend or change the time or manner for the payment or the performance of any obligation hereby guaranteed, release Lewis-Gale by consent to any assignment (or otherwise) as to all or any portion of the obligations hereby guaranteed, release, substitute or add any one or more guarantors, accept additional or substituted security for any obligation secured hereby, release or subordinate any security for any obligation secured hereby or release or substitute the Property now or hereafter covered by the Agreement for any other facility. Subject to the foregoing sentence, no exercise or non-exercise by HRT of any right hereby given HRT (or neglect or delay in connection therewith), no dealing by HRT with the Guarantor or any other guarantor or any other person, and no change, impairment, release or suspension of any right or remedy of HRT against any person, including Lewis-Gale and any other guarantor, shall in any way affect any of the obligations of the Guarantor hereunder or any security furnished by the Guarantor or give the Guarantor any recourse or offset against HRT. If HRT has exculpated Lewis-Gale from personal liability in whole or in part, said exculpation shall not affect the obligations of the Guarantor hereunder, it being understood that the Guarantor's obligations hereunder are independent of the obligations of Lewis-Gale and are to be construed as if no such exculpation had been given to Lewis-Gale by HRT. It is further understood and agreed that if any such exculpation has been or at any time hereafter is given to Lewis-Gale, HRT has done or will do so in reliance upon the terms expressed herein.

     3. Subject to the provisions of the last sentence of this Section, the Guarantor hereby waives and relinquishes (a) any right to require HRT to proceed against Lewis-Gale or any other person or to proceed against or exhaust any security held by HRT at any time or to pursue any other remedy in HRT's power


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before  proceeding  against the  Guarantor;  (b) any  defense  that may arise by reason of incapacity, lack of authority, insolvency, bankruptcy, death or disability of any other person or persons or the failure of HRT to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any other person or persons; (c) any defense arising because of HRT's election, in any proceeding instituted under the Federal Bankruptcy Code, together with all amendments and revisions thereto (the Bankruptcy Code), of the application of Section 1111(b)(2) of the Bankruptcy Code; (d) any defense based on any borrowing or grant of a security interest under Section 364 of the Bankruptcy Code; and (e) any duty on the part of HRT to disclose to Guarantor any facts HRT may now or hereafter know about Lewis-Gale, regardless of whether HRT has reason to believe that any such facts materially increase the risk beyond that which Guarantor intends to assume or has reason to believe that such facts are unknown to Guarantor or has a reasonable opportunity to communicate such facts to Guarantor, it being understood and agreed that the undersigned is fully responsible for being and keeping informed of the financial condition of Lewis-Gale and of all circumstances bearing on the risk of non-payment or non-performance of any obligations or indebtedness hereby guaranteed. The Guarantor hereby waives all notices of acceptance of this Guaranty, protest, notice of intention to accelerate (and notice of such acceleration), demand and dishonor, presentment, and all other demands of any kind now or hereafter provided for by any statute or rule of law, other than any notice or demand that HRT must give Guarantor hereunder, under the Agreement, under any Property Lease subject to the Agreement or under any other agreement to which HRT or Guarantor may be a party. Notwithstanding anything to the contrary in this Guaranty, the Guarantor shall have as a defense to payment or performance hereunder each and every defense, real and personal, which Lewis-Gale may have to the payment or performance under the Agreement, it being the intention of the Guarantor and HRT that the Guarantor's obligations hereunder shall not be greater, more burdensome or otherwise different from Lewis-Gale's obligations under the Agreement.

     4. Notwithstanding any modification or discharge of the obligations guaranteed hereby (or any part thereof) or any amendment, modification, rearrangement, stay, or cure of any of HRT's rights, remedies or recourse under the Agreement which may occur in any bankruptcy or reorganization case or proceeding concerning Lewis-Gale, whether permanent or temporary, and whether or not assented to by HRT, the Guarantor hereby agrees that the Guarantor shall be obligated under this Guaranty to pay and perform all of the obligations guaranteed hereby in accordance with the respective terms of the Agreement and of this Guaranty in effect on the date hereof. The Guarantor understands and acknowledges that, by virtue of this Guaranty, the Guarantor has specifically assumed any and all risk of a bankruptcy, reorganization, or other case or proceeding under any of the Debtor Relief Laws (as hereinafter defined) with respect to Lewis-Gale. The term Debtor Relief Laws, as used in this Guaranty, shall mean the Bankruptcy Code or any other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, or similar debtor relief law from time to time in effect which affects the rights of creditors generally.

     5. The amount of the Guarantor's liability and all rights, powers and remedies of HRT hereunder and under any other agreement now or at any time hereafter in force between HRT and Guarantor, including any other guaranty executed by Guarantor relating to any indebtedness or other obligation of any lessee to HRT, shall be cumulative and not alternative and such rights, powers and remedies shall be in addition to all rights, powers and remedies given to HRT by law. This Guaranty is in addition to and exclusive of the guaranty of any other guarantor of any indebtedness of Lewis-Gale to HRT.

     6. The obligations of the Guarantor hereunder are primary, direct and independent of the obligations of Lewis-Gale and, in the event of any default by Lewis-Gale under the Agreement (beyond any period of cure provided therein), a separate action may be brought and prosecuted against the Guarantor whether or not Lewis-Gale is joined therein or a separate action is brought against Lewis-Gale. HRT may maintain successive actions for other defaults. HRT's rights hereunder shall not be exhausted by its exercise of any of its rights or remedies or by any such action or by any number of successive actions until and unless all indebtedness and obligations, the payment and performance of which are hereby guaranteed, have been paid and fully performed.

     7. The Guarantor shall pay to HRT all reasonable attorneys' fees and all costs and expenses which HRT expends or incurs to the extent allowed by


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applicable law in enforcing  performance of any indebtedness or other obligation hereby guaranteed or in enforcing this Guaranty against the Guarantor, whether or not suit is filed, expressly including but not limited to all costs, reasonable attorneys' fees and expenses incurred by HRT in connection with any insolvency, bankruptcy, reorganization, arrangement or other similar proceedings involving the Guarantor which in any way affects the exercise by HRT of its rights and remedies hereunder.

     8. The most recent audited financial statements of the Guarantor heretofore delivered to HRT, if any, have been prepared in accordance with generally accepted accounting principles and fairly present the financial condition of the Guarantor as of the date thereof and no material adverse change has occurred in the financial condition of Guarantor since the respective dates thereof.

     9. If any provision or portion thereof of this Guaranty is declared or found by a court of competent jurisdiction to be unenforceable or null and void, such provision or portion thereof shall be deemed stricken and severed from this Guaranty, and the remaining provisions and portions thereof shall continue in full force and effect.

     10. This Guaranty shall inure to the benefit of HRT, its successors and assigns, and any subsequent owners of the Property who succeed to all or any portion of HRT's obligations and rights under the Agreement, and shall bind the heirs, executors, administrators, personal representatives, successors and assigns of the Guarantor; provided that the Guarantor may not, without HRT's prior written consent, assign or transfer any of its powers, duties or obligations under this Guaranty which consent will not be unreasonably withheld. Any assignment by Guarantor of this Guaranty that requires the consent of HRT but which Guarantor does not obtain from HRT shall be a default only under the Agreement and only if declared to be such a default by HRT. HRT's remedies against Guarantor in such event shall be as in the case of any other default under the Agreement. Notwithstanding the foregoing, Guarantor (i) may assign this Guaranty to any subsidiary or other entity owned at least 51%, directly or indirectly, by Guarantor; and (ii) guarantor may assign its interest in this guaranty to any person, firm or corporation that is the purchaser of all or substantially all of the assets of Guarantor or that is the successor to the assets and business of Guarantor by virtue of a corporate merger or consolidation of, with or into Guarantor. No such assignment as described in clauses (i) or (ii) above shall be effective unless (a) HRT receives notice of such assignment and (b) each such assignee assumes and agrees to perform and observe all of the covenants and agreements of Guarantor under this Guaranty either by agreement in writing or by operation of law. If each such assignee so agrees, Guarantor shall then be secondarily liable for the performance of its covenants and agreements herein; provided, however, in the event of an assignment of the kind described in clause (ii) above, Guarantor shall be released from all liability for rent or any other sums or obligations becoming due and payable or performable after the effective time of the assignment, if and only if, at the completion of such merger, consolidation, acquisition or purchase, the successor to Guarantor shall have a net worth no less than the net worth of Guarantor immediately prior to such merger, consolidation, acquisition or purchase. such net worth shall be evidenced in a form and calculated in a manner reasonably satisfactory to HRT.

     This Guaranty may be assigned by HRT with respect to all or any portion of the indebtedness or obligations hereby guaranteed to any subsequent owners or encumbrances of the Property, and when so assigned the Guarantor shall be liable to the assignees under this Guaranty without in any manner affecting the liability of the Guarantor hereunder with respect to any indebtedness or obligations retained by HRT.

     11. Neither any provision of this Guaranty nor any right of either HRT or the Guarantor hereunder can be waived in whole or in part nor can the Guarantor be released from the Guarantor's obligations hereunder except by a writing duly executed by an authorized officer of the waiving or releasing party.

     12. When the context and construction so require, all words used in the singular herein shall be deemed to have been used in the plural and the masculine shall include the feminine and neuter and vice versa. The word person as used herein shall include any individual, company, firm, association, partnership, corporation, trust or other legal entity of any kind whatsoever. The term Lewis-Gale as used herein shall mean the party herein so named and its successors including, but not limited to, a debtor in possession under Chapter 11 of the Bankruptcy Code.

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     13. EXCEPT WHERE FEDERAL LAW IS APPLICABLE AND UNLESS  OTHERWISE  EXPRESSLY
PROVIDED HEREIN, THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TENNESSEE. The Guarantor hereby: (a) irrevocably submits to the non-exclusive jurisdiction of the state and federal courts of the State of Tennessee in any legal proceeding arising out of, or in connection with, this Guaranty, the Agreement and the obligations guaranteed hereby as provided for by Tennessee law; and (b) irrevocably consents to the service of process upon the Guarantor by the mailing of copies thereof by certified mail, return receipt requested, postage prepaid, to the Guarantor at 30 Burton Hills Blvd., Suite 500, Nashville, Tennessee 37215, Attention: General Counsel, or such other address of which the Guarantor shall notify HRT in writing. Nothing herein shall affect the rights of HRT to commence legal proceedings or otherwise proceed against the Guarantor in any jurisdiction or to serve process in any manner permitted by applicable law, and nothing herein shall constitute a general consent to jurisdiction or service of process.

     14. THIS GUARANTY REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES PERTAINING TO THE SUBJECT MATTER ADDRESSED HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         EXECUTED as of ______________________, 1996.

                                                  PhyCor, Inc.,
                                                  a Tennessee corporation


                                                  By:___________________________

                                                  Title:________________________


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                                  EXHIBIT "A"


                              PROPERTY DESCRIPTION
LEWIS-GALE CLINIC

PARCEL I                       TRACT I (0.432 AC)

Being a tract of land situated in Salem, Virginia and designated as Tract I, containing 0.432 acre of land and designated as tax #303-1-2.

COMMENCING at corner #1, said corner #1 being the intersection of the property of Lewis Gale Hospital as recorded in Deed Book 4, Page 176 (Tax #283-2-1) and Tract IIB, said corner #1 lying on the northerly right-of-way line of Keagy Road (50' R/W);

Thence along the line common to said property of Lewis Gale Hospital and Tract IIB, the following courses and distances, N 22(Degree) 56' 30 E. 212.01 feet to a point;

Thence S 67(Degree) 03' 30 E. 5.66 feet to the Actual Point of BEGINNING;

Thence S 67(Degree) 03' 30 E. 37.84 feet along the line common to said property of Lewis Gale Hospital, Inc. and property herein described to a point;

Thence N 22(Degree) 56' 30 E. 88.58 feet along said common line to a point;

Thence S 67(Degree) 03' 30 E. 7.65 feet along the line common to aforesaid Tract IIB and the property herein described to a point;

Thence N 22(Degree) 56' 30 E. 35.20 feet along said common line to a point;

Thence S 67(Degree) 03' 30 E. 79.00 feet along said common line to a point;

Thence S 22(Degree) 56' 30 W. 35.20 feet along the line common to Tract IIA (tax parcel #303-1-2.1) and the herein described tract;

Thence along said common line the following ourses and distances, S 67(Degree) 03' 30 E. 17.05 feet to a point;

Thence S 22(Degree) 56' 30 W. 73.80 feet to a point;

Thence N 67(Degree) 03' 30 W. 16.97 feet to a point;

Thence S 22(Degree) 56' 30 W. 33.20 feet to a point;

Thence S 67(Degree) 03' 30 E. 16.97 feet to a point;

Thence S 22(Degree) 56' 30 W. 55.02 feet to a point;

Thence N 67(Degree) 03' 30 W. 54.35 feet along the line common to property of Lewis Gale Medical Foundation as recorded in Deed Book 26, Page 77 (tax #303-1-1) and the herein described property;

Thence N 22(Degree) 56' 30 E. 13.02 feet along the line common to the aforementioned Tract IIB and the herein described property;

Thence along said common line for the following courses and distances, N 67(Degree) 03' 30 W. 51.00 feet to a point;

Thence N 22(Degree) 56' 30 E. 45.44 feet to a point;

Thence N 67(Degree) 03' 30 W. 7.07 feet to a point;

Thence N 22(Degree) 56' 30 E. 6.51 feet to a point;

Thence N 67(Degree) 03' 30 W. 29.12 feet to a point;

Thence N 22(Degree) 56' 30 E. 8.47 feet to the Point of BEGINNING and containing a computed acreage of 0.432 acre (18.829 sq. ft.)

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Together with appropriate non-exclusive easements of ingress and egress over and along private roads (now existing or as may hereafter be constructed and/or relocated) of Lewis-Gale Hospital, Incorporated, running across its remaining lands connecting the subject property to Keagy Road and Braeburn Drive.

Together also with easements for general utility purposes over, across and under remaining properties of Lewis-Gale Hospital, Incorporated, including water, sewer, drainage, electricity, gas and telephone, such easements to be reasonable and to be exactly located as might be mutually agreed upon by Lewis-Gale Hospital, Incorporated, and Industrial Development Authority of the City of Salem, Virginia, their successors and assigns.

PARCEL I - continued         TRACT II-B (3.032 AC)

Being a tract of land situated in Salem, Virginia, and designated as Tract IIB and containing 3.032 acres of land.

BEGINNING at corner #1, a point located on the northerly right-of-way line of Keagy Road (50' R/W) and being the corner common to property of Lewis Gale Hospital, Inc. as recorded in Deed Book 4, Page 176 (tax number 283-2-1) and the herein described parcel;

Thence along the line common to said property of Lewis Gale Hospital and the herein described parcel, N 22(Degree) 56' 30 E. 212.01 feet to a point;

Thence S 67(Degree) 03' 30 E. 5.66 feet along said common line to a point;

Thence along the line common to Tract I (tax #303-1-2) and the herein described parcel, the following courses and distances, S 22(Degree) 56' 30 W.
8.47 feet to a point;

Thence S 67(Degree) 03' 30 E. 29.12 feet to a point;

Thence S 22(Degree) 56' 30 W. 6.51 feet to a point;

Thence S 67(Degree) 03' 30 E. 7.07 feet to a point;

Thence S 22(Degree) 56' 30 W. 45.44 feet to a point;

Thence S 67(Degree) 03' 30 E. 51.00 feet to a point;

Thence S 22(Degree) 56' 30 W. 13.02 feet to a point;

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Thence along the line common to property of Lewis Gale  Medical  Foundation as recorded in Deed Book 26, Page 77 (tax parcel #303-1-1) and the herein described parcel the following courses and distances, N 67(Degree) 03' 30 W
48.35 feet to a point;

Thence S 22(Degree) 56' 30 W. 110.58 feet to a point;

Thence S 71(Degree) 03' 15 E. 137.51 feet to a point;

Thence N 22(Degree) 56' 30 E. 78.40 feet to a point;

Thence along the line common to Tract IIA (tax #303-1-2.1) and the herein described tract the following courses and distances, N 67(Degree) 56' 30 E.
79.65 feet to a point;

Thence S 67(Degree) 03' 30 E. 67.51 feet to a point;

Thence along the line common to Tract IIC (tax # 303-1-2.3) and the herein described parcel, S 23(Degree) 00' 34 W. 32.79 feet to a point;

Thence S 21(Degree) 59' 26 E. 40.22 feet to a point;

Thence S 66(Degree) 59' 26 E. 130.79 feet to a point;

Thence N 23(Degree) 00' 34 E. 83.09 feet to a point;

Thence N 21(Degree) 59' 26 W. 121.21 feet to a point;

Thence S 68(Degree) 00' 34 W. 21.36 feet to a point;

Thence N 36(Degree) 59' 26 W. 37.78 feet to a point;

Thence N 45(Degree) 30' 34 E. 41.22 feet to a point;

Thence N 44(Degree) 29' 26 W. 26.00 feet to a point;

Thence S 45(Degree) 30' 34 W. 20.71 feet to a point;

Thence along the line common to the aforementioned Tract IIA (tax #303-1-2.1) and the herein described parcel the following courses and distances, N 22(Degree) 56' 30 E. 32.09 feet to a point;

Thence N 67(Degree) 03' 30 W. 185.05 feet to a point;

Thence S 22(Degree) 56' 30 W. 8.83 feet to a point;

Thence along the line common to the aforementioned Tract I (tax #303-1-2) and the herein described parcel for the following courses and distances, N 67(Degree) 03' 30 W. 79.00 feet to a point;

Thence S 22(Degree) 56' 30 W. 35.20 feet to a point;

Thence N 67(Degree) 03' 30 W. 7.65 feet to a point;

Thence along the line common to said property of Lewis Gale Hospital, Inc. (tax #283-2-1) and the herein described parcel the following courses and distances, N 22(Degree) 56' 30 E. 89.44 feet to a point;

Thence S 70(Degree) 20' 51 E. 274.71 feet to a point;

Thence N 52(Degree) 19' 29 E. 14.21 feet to a point;

Thence S 67(Degree) 03' 30 E. 199.58 feet to a point;

Thence along the line common to property of Lewis Gale Building Corporation as recorded in Deed Book 81, Page 298 (tax #303.1-3) and the herein described parcel the following courses and distances, S 04(Degree) 00' 00 W. 350.42 feet to a point, said point lying on the northerly right-of-way line of Keagy Road;

Thence along the line common to the northerly right-of-way of Keagy Road and the herein described parcel the following courses and distances, N 86(Degree) 00' 00 W. 103.70 feet to a point of curvature to the right;

Thence 323.98 feet along the arc of the curve to the right, whose radius is
980.00 feet, tangent 163.48 feet, delta angle 18(Degree) 56' 30 and chord bearing and distance N 76(Degree) 31' 45 W. 322.51 feet to a point;

Thence N 67(Degree) 03' 30 W. 221.86 feet to the Point of BEGINNING containing a computed acreage of 3.032 acres (132,062 SQ. FT.).

Together with appropriate non-exclusive easements of ingress and egress over and along private roads (now existing or as may hereafter be constructed and/or relocated) of Lewis-Gale Hospital, Incorporated, running across its remaining lands connecting the subject property to Keagy Road and Braeburn Drive.

Together also with easements for general utility purposes over, across and under remaining properties of Lewis-Gale Hospital, Incorporated, including water, sewer, drainage, electricity, gas and telephone, such easements to be reasonable and to be exactly located as might be mutually agreed upon by Lewis-Gale Hospital, Incorporated, and Industrial Development Authority of the City of Salem, Virginia, their successors and assigns.


PARCEL II                    TRACT II-A (0.758 AC)

Being a tract of land situated in Salem, Virginia, designated as Tract IIA, containing 0.758 acre of land and designated at tax #303-1-2.1.

BEGINNING at a northeasterly corner of Tract 1 (tax #303-1-2), a southerly corner of Tract IIB and a northwesterly corner of the herein described tract;

Thence along the line common to said Tract IIB and the herein described tract the following courses and distance, N 22(Degree) 56' 30 E. 8.83 feet to a point;

Thence S 67(Degree) 03' 30 E. 185.05 feet to a point;

Thence S 22(Degree) 56' 30 W. 172.33 feet along the aforesaid common line and along the line common to Tract IIC (tax #303-1-2.3) and the herein described tract;

Thence N 67(Degree) 03' 30 W. 77.20 feet along said common line and along the line common to the aforementioned Tract IIB and herein described tract;

Thence S 67(Degree) 56' 30 W. 79.65 feet to a point;

Thence N 22(Degree) 56' 30 E. 22.60 feet along the line common to property of Lewis Gale Medical Foundation as recorded in Deed Book 26, Page 77 (tax #303-1-1) and the aforementioned tract to a point;

Thence N 67(Degree) 03' 30 W. 34.48 feet along said common line to a point;

Thence N 22(Degree) 56' 30 E. 55.02 feet along the line common to the aforementioned Tract I (tax #303-1-2) and the herein described tract;

Thence N 67(Degree) 03' 30 W. 16.97 feet along said common line to a point;

Thence N 22(Degree) 56' 30 E. 33.20 feet along said common line to a point;

Thence S 67(Degree) 03' 30 E. 16.97 feet along said common line to a point;

Thence N 22(Degree) 56' 30 E. 73.80 feet along said common line to a point;

Thence N 67(Degree) 03' 30 W. 17.05 feet along said common line to a point;

Thence N 22(Degree) 56' 30 E. 35.20 feet to the Point of BEGINNING and containing a computed acreage of 0.758 acre (33,014 SQ FT).

Together with the following easements:

     (1) A non-exclusive easement for ingress, egress and parking on, over, along and through all roads, driveways and parking areas no existing and as hereafter constructed or located on the remaining property of the Industrial Development Authority of the City of Salem, Virginia, its successors and assigns, located between Keagy Road and Braeburn Drive.

     (2) Such easements as are reasonably necessary for the location, construction, installation, maintenance, repair, removal, reinstallation and reconstruction of utilities and utility lines, including without limitation water, sewer, drainage, electricity, gas and telephone, over, across, under and through thr remaining property of the Industrial Development Authority of the City of Salem, Virginia, located between Keagy Road and Braeburn Drive, said easements to be specifically located by the mutual agreement of Lewis-Gale Building Corporation and the Industrial Development Authority of the City of Salem, Virginia, their successors and assigns.

     (3) An easement for the lateral support, by the eastern wall of the Lewis-Gale Clinic building now located on the land of the Industrial Development Authority of the City of Salem, Virginia, of the building constructed by Lewis-Gale Building corporation on the above-described land, including the right to insert into and attached to said wall such beams and other structural materials as shall be reasonably necessary for the benefit and support of the building constructed by Lewis-Gale Building Corporaiton; provided, however, that such use shall not render unstable or unsafe or otherwise materially adversely affect the structural integrity of the building not located on Tract I (0.432 Ac.) as hereinabove described.

     (4) The easements for ingress and egress over and along existing and future private roads connecting the hereinabove described property with Keagy Road and Braeburn Drive and for general utility purposes over, across and under the property of Lewis-Gale Hospital, Incorporated, which were conveyed to the Industrial Development Authority of the City of Salem, Virginia, by Lewis-Gale Hospital, Incorporated, by deed dated July 1, 1971, recorded in the Clerk's office of the Circuit Court of the City of Salem, Virginia, in Deed Book 17, page 363, to which deed reference is hereby made for a more particular description of said easements, said easements to be used in common with the Industrial Development Authority of the City of Salem, Virginia, and its assigns.

PARCEL III                   TRACT II-C (0.518 AC)

Being a tract of land situated in Salem, Virginia, and designated as Tract IIC containing 0.518 acre of land and designated as tax #303-1-2.3.

BEGINNING at a point lying in the easterly property line of Tract IIA, being a southerly point of Tract IIB and being a northwesterly corner of the herein described parcel, said point also lying S 22(Degree) 56' 30 W. 32.09 feet from the northeast property corner of the aforementioned Tract IIA;

Thence along the line common to the aforesaid Tract IIB and the herein described parcel the following courses and distances, N 45(Degree) 30' 34 E.
20.71 feet to a point;

Thence S 44(Degree) 29' 26 E. 26.00 feet to a point;

Thence S 45(Degree) 30' 34 W. 41.22 feet to a point;

Thence S 36(Degree) 59' 26 E. 37.78 feet to a point;

Thence N 68(Degree) 00' 34 E. 21.36 feet to a point;

Thence S 21(Degree) 59' 26 E. 121.21 feet to a point;

Thence S 23(Degree) 00' 34 W. 83.09 feet to a point;

Thence N 66(Degree) 59' 26 W. 130.79 feet to a point;

Thence N 21(Degree) 59' 26 W. 40.22 feet to a point;

Thence N 23(Degree) 00' 34 E. 32.79 feet to a point;

Thence along the line common to said Tract IIA and the herein described parcel the following courses and distances, S 67(Degree) 03' 30 E. 9.69 feet to a point;

Thence N 22(Degree) 56' 30 E. 140.24 feet to the Point of BEGINNING and containing a computed acreage of 0.518 acre (22,563 SQ FT).


PARCEL IV                       (6.360 AC)

BEGINNING at an old pin found on the cul-de-sac of Braeburn Circle, said point beginning designated corner no. 1 on plat entitled Urban Class ALTA/ACSM Land Title Survey for Healthcare Realty Trust Incorporated by T.P. Parker & Son and also being on the westerly boundary of G & M LLC property; Thence along the westerly boundary of G & M LLC property, S 14(Degree)42'00 W. 88.20 feet to an old pin found being the southwest corner of G & M LLC property, designated corner no. 2; Thence along the southerly boundary of G & M LLC property, S 86(Degree)00'00 E. passing an old pin found on line at 20.98 feet, in all,
221.02 feet to an old pin found being the southeast corner of G & M LLC property and on the westerly boundary of Braeburn Medical Park property, designated corner no. 3; Thence along the boundary of Braeburn Medical Park property, S 04(Degree)00'00 W. 200.00 feet to an old pin found being the southwest corner of Braeburn Medical Park property and also being on the northerly right-of-way of Keagy Road, designated corner no. 4; Thence along the northerly right-of-way line of Keagy Road, N 86(Degree)00'00 W. 800.00 feet to an old pin found being the southeast corner of Lewis Gale Building Corp. property, designated corner no. 5; Thence leaving the northerly right-of-way of Keagy Road and along the easterly boundary of Lewis Gale Building Corp. property and Lewis Gale Hospital, Inc. property, N 04(Degree)00'00 E. 405.27 feet to an old pin found being the southwest corner of Ganot Corporation property, designated corner no. 6; Thence along the southerly boundary of Ganot Corporation property, S 86(Degree)00'00 E.
470.20 feet to a 1/2 rebar with yellow cap set being the southeast corner of Ganot Corporation property and the southwest corner of HCA Health Services of Virginia, Inc. property, designated corner no. 7; Thence along the southerly boundary of HCA Health Services of Virginia, Inc. property, S 75(Degree)18'00 E.
120.00 feet to an old pin found being the southeast corner of HCA Health Services of Virginia, Inc. property and also being on the westerly right-of-way of Braeburn Circle, designated corner no. 8; Thence along the cul-de-sac of Braeburn Circle with a curve to the left whose radius is 50.00 feet an arc distance of 130.89 feet (ch = S 00(Degree)18'00 E. 96.59 feet) to the POINT OF BEGINNING and containing 6.360 Ac. being Lots 1 thru 8 & 20, Braeburn Map,
Section 2 recorded in P.B. 1, Pg. 36 and being as shown on the aforesaid plat by T.P. Parker & Son.

LEWIS-GALE MEDICAL FOUNDATION

PARCEL V                            (0.333 AC)

Being a tract of land situated in Salem, Virginia, and designated as tax #303-1-1, Property of Lewis Gale Medical Foundation as recorded in Deed Book 26, Page 77 and containing 0.333 acre of land.

COMMENCING at corner #10, a point on the northerly right-of-way line of Keagy Road and also being a southerly corner of Tract IIB;

Thence along the line common to the aforesaid Keagy Road and Tract IIB, N 67 (Degree) 03' 30 W. 40.18 feet to a point;

Thence with a tie line across the aforementioned Tract IIB, N 22(Degree) 56' 30 E. 37.57 feet to the Actual Place of BEGINNING;

Thence along the line common to said Tract IIB and the herein described tract, N 71(Degree) 03' 15 W. 137.51 feet to a point;

Thence N 22(Degree) 56' 30 E. 110.58 feet along said common line to a point;

Thence S 67(Degree) 03' 30 E. 137.18 feet along said common line and along the line common to Tract 1 (tax #303-1-2) and the herein described tract and Tract IIA (tax #303-1-2.1) and the herein described tract;

Thence S 22(Degree) 56' 30 W.101.00 feet along the line common to said Tract IIA and the herein described tract and Tract IIB and the herein described tract to the Point of BEGINNING containing a computed acreage of 0.333 acre (14,511 SQ
FT).

Together with appropriate non-exclusive easements of right-of-way for ingress and egress over the adjoining property of The Industrial Development Authority of the City of Salem, Virginia, connecting with private roads (as now or may in the future exist) of The Medical Foundation of Roanoke Valley (formerly Lewis-Gale Medical Foundation) extending to Keagy Road and Braeburn Drive.

LEE-HI BUSINESS CENTER

PARCEL VI                  APPERSON DRIVE (19.546 AC)

BEGINNING at a point on the northerly right-of-way of Lee Highway, said point being the southeast corner of NAD Properties and also being designated corner no. 1 on plat entitled Urban Class ALTA/ACSM Land Title Survey for Healthcare Realty Trust Incorporated by T.P. Parker & Son dated October 24, 1996; Thence leaving said right-of-way and along the westerly boundary of NAD Properties, N 24(Degree)09'00 E. 921.61 feet to an old pin found designated corner no. 2; Thence along the southerly boundary of NAD Properties, S 81(Degree)52'00 E.
869.29 feet to an old pin found at the southeast corner of NAD Properties and being on the westerly boundary of CSW Associates property designated corner no. 3; Thence along the westerly boundary of CSW Associates property, Jerry L. Conner, Et Ux property and Alexander P. Fekas, Et Ux property, S 08(Degree)10'30
W. 933.14 feet to a point on the northerly right-of-way of Lee Highway designated corner no. 4; Thence along the northerly right-of-way of Lee Highway with a curve to the right whose radius is 676.20 feet an arc distance of 20.81 feet (chord = N 69(Degree)14'34 W. 20.81 feet) to a point designated corner no. 5; Thence continuing with said right-of-way, N 68(Degree)21'40 W. 81.18 feet to a point designated corner no. 6; Thence continuing with said right-of-way with a curve to the left whose radius is 1949.86 feet an arc distance of 152.80 feet (chord = N 70(Degree)36'21 W. 152.76 feet) to a point being the southeast corner of EMAS, Inc. property designated corner no. 7; Thence leaving said right-of-way and along the easterly boundary of EMAS, Inc. property, N 08(Degree)08'00 E.
144.80 feet to an old pin found being the northeast corner of EMAS, Inc. property designated corner no. 8; Thence along the northerly boundary of EMAS, Inc. property, N 81(Degree)52'00 W. 150.00 feet to an old pin found being the northwest corner of EMAS, Inc. property designated corner no. 9; Thence along the westerly boundary of EMAS, Inc. property, S 08(Degree)08'00 W. 126.93 feet to a point on the northerly right-of-way of Lee Highway and being the southwest corner of EMAS, Inc. property designated corner no. 10; Thence along the northerly right-of-way of Lee Highway with a curve to the left whose radius is 1949.86 feet an arc distance of 26.20 feet (chord = N 77(Degree)40'33 W. 26.20 feet)  to a  point  designated  corner  no.  11;  Thence  continuing  with  said right-of-way with a curve to the left whose radius is 1625.08 feet, an arc distance of 297.68 feet (chord = N 82(Degree)25'57 W. 297.27 feet) to a point designated corner no. 12; Thence continuing with said right-of-way with a curve to the left whose radius is 1949.86 feet, an arc distance of 21.44 feet (chord = N 87(Degree)07'09 W. 21.44 feet) to a point designated corner no. 13; Thence continuing with said right-of-way, N 02(Degree)33'57 E. 33.00 feet to a point designated corner no. 14; Thence continuing with said right-of-way, N 88(Degree)05'10 W. 67.06 feet to a point designated corner no. 15; Thence continuing with said right-of-way, S 01(Degree)44'12 W. 33.00 feet to a point designated corner no. 16; Thence continuing with said right-of-way, N 88(Degree)15'48 W. 143.56 feet to a point designated corner no. 17; Thence continuing with said right-of-way with a curve to the right whose radius is
682.63 feet, an arc distance of 170.73 feet (chord = N 81(Degree)05'55 W. 170.28 feet to the POINT OF BEGINNING and containing 19.546 ac. and being as shown on the aforesaid plat by T.P. Parker & Son.

VALLEY VIEW MALL

PARCEL VII                        (2.611 Ac)

BEGINNING at a point being the intersection of the southerly right-of-way of Valley View Boulevard North, N.W. and the westerly right-of-way of Ring Road, N.W., Thence along said westerly right-of-way of Ring Road, N.W. with a curve to the left whose radius is 660.00 feet, an arc distance of 25.00 feet (ch = S 02(Degree)02'51 W. 25.00 feet) to an old pin found, the ACTUAL POINT-OF-BEGINNING, being designated corner no. 1 on Urban Class, ALTA/ACSM Land Title Survey for Healthcare Realty Trust Incorporated by T.P. Parker & Son dated October 8, 1996; Thence continuing with said westerly right-of-way of Ring Road, N.W. with a curve to the left whose radius is 660.00 feet, an arc distance of
56.51 feet (ch = S 01(Degree)28'27 E. 56.49 feet) to an old pin found designated corner no. 2; Thence continuing with said westerly right-of-way of Ring Road, N.W., S 03(Degree)55'38 E. 90.00 feet to an old pin found designated corner no. 3; Thence leaving the westerly right-of-way of Ring Road, N.W. and along the northerly boundary of the Retention Pond lot, S 86(Degree)04'22 W. 279.34 feet to an old pin found on the northerly right-of-way of Interstate 581 designated corner no. 4; Thence along the northerly right-of-way of Interstate 581, N 48(Degree)55'38 W. 173.16 feet to a concrete monument found designated corner no. 5; Thence continuing with said northerly right-of-way of Interstate 581 with a curve to the right whose radius is 2739.79 feet, an arc distance of 118.84 feet (ch = N 47(Degree)41'05 W. 118.83 feet) to an old pin found, designated corner no. 6; Thence leaving the northerly right-of-way of Interstate 581 and along the easterly boundary of lot 7A-8 of Valley View Mall recorded in M.B. 1, Pg. 746, N 41(Degree)04'22 E. passing an old pin found on line at 243.74 feet, in all, 251.11 feet to an old pin found on the southerly right-of-way of Valley View Boulevard North, N.W., designated corner no. 7; Thence along the southerly right-of-way of Valley View Boulevard, N.W. with a curve to the left whose radius is 570.00 feet, an arc distance of 282.08 feet (ch = S 59(Degree)41'18 E.
279.21 feet) to an old pin found, designated corner no. 8; Thence leaving the southerly right-of-way of Valley View Boulevard North, N.W. and along the southerly boundary of the Valley View Mall Pylon Sign Tract, S 47(Degree)23'28
E. 113.39 feet to the ACTUAL POINT-OF-BEGINNING and containing 2.611 ac. being designated Lot 7A-1, Valley View Mall recorded in M.B. 1, Pg. 445 and being as shown on the aforesaid plat by T.P. Parker & Son.

WEST SALEM FAMILY PRACTICE AND IMMEDIATE CARE

PARCEL VIII                          (0.80 AC)

Description of Lot 6 of the Subdivision of Dixie Farms Associates, Et Als (P.B. 2, Page 11).

BEGINNING at the northeasterly corner of Lot A, as recorded in Plat Book 3, page 82, said point also located on the westerly side of a 30 foot roadway (D.B. 76, Page 585); Thence leaving Lot A and with a tie line bearing N 80(Degree) 55' 16
E. 30.44 feet to the Actual Place of Beginning being corner #1, an existing iron pin, said point located on the southerly boundary of Property of City of Salem (Salem High School) as recorded in Deed Book 28, Page 515, said point also being the northeasterly corner of Lot 2A as recorded in Plat Book 3, Page 78; Thence leaving Lot 2A and with property of City of Salem (Salem High School), N 80(Degree) 55' 16 E. 225.80 feet to corner #2, an existing iron pin, said point being the northwesterly corner of Lot 1 as recorded in Plat Book 2, Page 11, of the Subdivision of Dixie Farms Associates, Et Als; Thence leaving the property of the City of Salem and with Lot 1, S 07(Degree) 06' 58 E. 155.00 feet to corner #3, an existing iron pin, said point located on the northerly boundary of Lot 2A as recorded in Plat Book 3, Page 78; thence leaving Lot 1 and with Lot 2A for the following 2 courses; S 80(Degree) 55' 16 W. 225.80 feet to corner #4, an existing iron pin; Thence N 07(Degree) 06' 58 W. 155.00 feet to corner #1, the Actual Place of Beginning and containing 0.80 acres (34,848 square feet).

Together with a non-exclusive easement for ingress and egress over a strip of the remaining property of Dixie Farm Associates thirty (30) feet in width adjacent to and parallel with the westerly boundary of the property described above and then extending from said westerly boundary in a westerly direction adjacent to and parallel with the northerly boundary of the remaining property of Dixie Farm Associates for a distance of 189.54 feet, giving the above-described property access to Spartan Drive. This easement shall automatically cease and terminate when a public street has been constructed and dedicated for public use, and accepted by the City of Salem, Virginia, adjacent to the westerly boundary of said above-described 0.80 acre parcel and connecting said property with spartan Drive.

FINCASTLE FAMILY PRACTICE AND FOUR (4) LOTS

PARCEL IX                       (0.724 AC)

BEGINNING at a 1/2 rebar with yellow cap set on the northerly right-of-way of Herndon Street, said point being the southwest corner of Lot 14, Fincastle Land and Improvement Company Map recorded in Plat Book 1, page 4, and also being designated corner no. 1 on plat entitled Urban Class ALTA/ACSM Land Title Survey for Healthcare Realty Trust Incorporated by T.P. Parker & Son dated October 28, 1996; Thence along the northerly right-of-way of Herndon Street, N 85(Degree)15'00 W. 31.68 feet to a 1/2 rebar with yellow cap set designated corner no. 2; Thence continuing with said right-of-way, N 04(Degree)45'00 E.
0.94 feet to a 1/2 rebar with yellow cap set designated corner no. 3; Thence continuing with said right-of-way, N 40(Degree)29'33 W. 35.66 feet to a 1/2 rebar with yellow cap set on the easterly right-of-way of U.S. Route 220, designated corner no. 4; Thence along the easterly right-of-way of U.S. Route 220 with a curve to the right whose radius is 1402.39 feet an arc distance of
324.35 feet (chord = N 03(Degree)32'27 W. 323.63 feet) to an old pin found designated corner no. 5; Thence continuing with said right-of-way, N
03(Degree)05'06 E, 10.67 feet to a 1/2 rebar with yellow cap set being the southwest corner of the Bank of Fincastle property designated corner no. 6; Thence along the southerly boundary of the Bank of Fincastle property, N 89(Degree)21'40 E. 87.96 feet to an old flat iron found being the northwest corner of the Ruby W. Taylor property designated corner no. 7; Thence along the westerly boundary of the Ruby W. Taylor property, S 04(Degree)50'00 E. passing a concrete monument found on line at 0.31 feet, in all, 248.69 feet to an old flat iron found being the southwest corner of the Ruby W. Taylor property and the northeast corner of Lot 14, Fincastle Land and Improvement Company map, designated corner no. 8; Thence along the northerly boundary of Lot 14, N 85(Degree)15'00 W. 25.00 feet to a point designated corner no. 9, Thence along the westerly boundary of Lot 14, S 04(Degree)45'00 W. 120.00 feet to the POINT OF BEGINNING and containing 0.724 ac. (31,547 sq. ft.) and being as shown on the aforesaid plat by T.P. Parker & Son.
PARCEL IX - continued

      (0.276 AC - Lots 11, 12, 13 & 14, FINCASTLE LAND & IMPROVEMENT CO.)

BEGINNING at a 1/2 rebar with yellow cap set on the northerly right-of-way of Herndon Street being the southwest corner of Lot 14, Fincastle Land and Improvement Company map recorded in Plat Book 1, page 4, said point being designated corner no. 1 on plat entitled Urban Class ALTA/ACSM Land Title Survey for Healthcare Realty Trust Incorporated by T.P. Parker & Son dated October 28, 1996; Thence leaving the northerly right-of-way of Herndon Street and along the westerly boundary of Lot 14, Fincastle Land and Improvement Company, N 04(Degree)45'00 E. 120.00 feet to a point designated corner no. 9; Thence along the northerly boundary of Lots 14, 13, 12 & 11, Fincastle Land and Improvement Company and the southerly boundary of the Ruby W. Taylor property, S 85(Degree)15'00 E. passing an old flat iron found on line at 25.00 feet, in all,
100.00 feet to a point being the northwest corner of the Charles E. & Greta S. Stull property and the northeast corner of Lot 11, Fincastle Land and Improvement Company, designated corner no. 10; Thence along the westerly boundary of the Charles E. & Greta S. Stull property and the easterly boundary of Lot 10, Fincastle Land and Improvement Company, S 04(Degree)45'00 W. 120.00 feet to a 1/2 rebar with yellow cap set on the northerly right-of-way of Herndon Street being the southwest corner of said Stull property and the southeast corner of Lot 11, Fincastle Land and Improvement Company, designated corner no. 11; Thence along the northerly right-of-way of Herndon Street and the southerly boundary of Lots 11, 12, 13 & 14, Fincastle Land and Improvement Company, N 85(Degree)15'00 W. 100.00 feet to the POINT OF BEGINNING and containing 0.276 ac. 12,000 sq. ft.) and being as shown on the aforesaid plat by T.P. Parker & Son.

Together with the right to use of that certain well and water system, situate on the remaining lands of Charles Edward Stull and Greta S. Stull, or their successors, together with that certain easement of reasonable access over, across and through such lands for the purpose of operating and maintaining said well and water system, all of such rights and easements which were previously conveyed.

NEW CASTLE FAMILY PRACTICE

PARCEL X                 2.079 AC) - NEWCASTLE, VA

BEGINNING at an old pin found, said pin being at the northeast corner of Market Street and Court Street and being designated corner no. 1 on plat entitled Urban Class ALTA/ACSM Land Title Survey for Healthcare Realty Trust Incorporated by T.P. Parker & Son dated October 24, 1996; Thence along the easterly right-of-way of Court Street (unimproved) and the easterly boundary of the Jimmie B. Layman property, N 42(Degree)15'00 W. passing a 1/2 rebar with yellow cap set on line at 400.00 feet, in all, 450.00 feet to a point on the southerly boundary of the Shirley A. Wade property in the center of John's Creek, designated corner no. 2; Thence with the southerly boundary of the Shirley A. Wade property and the center of John's Creek, N 67(Degree)11'27 E. 241.30 feet to a point in the center of John's Creek and the northwest corner of Ralph A. Thompson property, designated corner no. 3; Thence leaving said creek and along the westerly boundary of the Ralph A. Thompson property, S 39(Degree)58'34 E. passing a 1/2 rebar with yellow cap set on line at 69.98 feet, in all, 369.98 feet to a 1/2 rebar with yellow cap set at the southwest corner of the Ralph A. Thompson property and also being on the northerly right-of-way of Market Street, designated corner no. 4; Thence along the northerly right-of-way of Market Street, S 47(Degree)45'00 W. passing an old pin found on line at 2.86 feet, in all, 212.86 feet to the POINT-OF-BEGINNING and containing 2.079 ac. (90,542 sq. ft.) and being as shown on the aforesaid plat by T.P. Parker & Son.

Together with a sewer line easement as more particularly set forth in Deed Book 38, page 135.

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

BACKCREEK FAMILY PRACTICE

PARCEL XI                 (1.4144 AC) ROANOKE, VA

BEGINNING at a point on the northerly right-of-way of U.S. Route 221, said point being in the centerline of Little Back Creek and designated as corner no. 1 on plat entitled Urban Class ALTA/ACSM Land Title Survey for Healthcare Realty Trust Incorporated by T.P. Parker & Son dated October 17, 1996; Thence along the northerly right-of-way of U.S. Route 221, S 87(Degree)36'00 W. 20.03 feet to an old pin found, designated corner no. 2; Thence continuing along the northerly right-of-way of U.S. Route 221, S 67(Degree)15'00 W. 103.61 feet to an old pin found, designated corner no. 3; Thence continuing along the northerly right-of-way of U.S. Route 221, S 70(Degree)27'30 W. 325.88 feet to an old pin found, designated corner no. 4; Thence leaving said right-of-way and along the easterly boundary of the Roanoke County Board of Supervisors property, N 02(Degree)04'00 W. 197.77 feet to an old pin found, designated corner no. 5; Thence along the southerly boundary of the Roanoke County Board of Supervisors property, N 70(Degree)06'30 E. 95.05 feet to an old pin found, designated corner no. 6; Thence continuing along the southerly boundary of the Roanoke County Board of Supervisors property, S 89(Degree)47'10 E. passing an old pin on line at 220.90 feet, in all, 264.64 feet to a point in the centerline of Little Back Creek, designated corner no. 7; Thence with the centerline of Little Back Creek, S 53(Degree)48'00 E. 18.20 feet to a point in the centerline of Little Back Creek, designated corner no. 8; Thence continuing with the centerline of Little Back Creek, S 41(Degree)48'00 E. 91.67 feet to the POINT OF BEGINNING and containing 1.4144 ac. and being known as New Lot A, Subdivision for the County of Roanoke, P.B. 10, Pg. 147 and being as shown on the aforesaid plat by T.P. Parker & Son.

BONSACK FAMILY PRACTICE

PARCEL XII               (1.927 AC) HUNTRIDGE ROAD

BEGINNING at an old pin found on the northerly right-of-way of Huntridge Road, said point being designated corner no. 1 on plat entitled Urban Class ALTA/ACSM Land Title Survey for Healthcare Realty Trust Incorporated by T.P. Parker & Son dated October 17, 1996; Thence along the northerly right-of-way of Huntridge Road, N 41(Degree)27'50 W. 352.29 feet to an old pin found, said pin being the southeast corner of the Roanoke County Board of Supervisors property, designated corner no. 2; Thence leaving Huntridge Road and along the easterly boundary of the Roanoke County Board of Supervisors property, N 48(Degree)32'10 E. 138.26 feet to an old pin found, said pin being the northeast corner of the Roanoke County Board of Supervisors property and being on the southerly boundary line of the F & W Community Development Corp. property, designated corner no. 3; Thence along the southerly boundary of the F & W Community Development Corp. property the following:

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

      (1)  S 40(Degree)43'05 E. 24.56 feet to an old pin found, corner no. 4
      (2)  S 68(Degree)43'05 E. 165.00 feet, to an old pin found, corner no. 5
      (3)  S 80(Degree)13'00 E. 115.00 feet, to an old pin found, corner no. 6,
      (4) N 76(Degree)26'30 E. 127.28 feet to an old pin found, said pin being the southeast corner of the F & W Community Development Corp. property and also being on the westerly right-of-way of Challenger Avenue, designated corner no. 7; Thence along the westerly right-of-way of Challenger Avenue, S 42(Degree)07'00 W. 80.00 feet to an old pin found, designated corner no. 8; Thence continuing with said right-of-way, S 37(Degree)49'00 W. 200.48 feet to an old pin found, designated corner no. 9; Thence continuing with said right-of-way S 42(Degree)11'10 W. 94.30 feet to an old pin found, designated corner no. 10; Thence leaving the right-of-way of Challenger Avenue and along the northerly right-of-way of Huntridge Road with a curve to the right whose radius is 25.00 feet, an arc distance of 42.04 feet (ch = N 89(Degree)38'20 W. 37.26 feet) to the POINT OF BEGINNING and containing 1.927 ac. and being as shown on the aforesaid plat by T.P. Parker & Son.

Together with a perpetual, non-exclusive easement and right of way 15 feet in width for sanitary sewer lines as shown on Proposed 15' Sanitary Sewer Easement to be Granted by F & W Community Development Corp. to Lewis Gale Building Corp. on that plat of survey dated March 9, 1992, prepared by Lumsden Associates, P.C., of record in the Clerk's Office of the Circuit Court of Roanoke County, Virginia, in Deed Book 1364, page 24. Said Deed of Easement recorded in the Clerk's Office of the Circuit Court for the County of Roanoke, Virginia in Deed Book 1364, page 20.

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

HOUSE AND PROPERTY ON KEAGY ROAD

PARCEL XIII                 (1.489 AC) KEAGY ROAD

Beginning at a 40 white oak on the south side of Keagy Road, S.W., said white oak being approximately 847 feet southeast of the intersection of Keagy Road, S.W. and Va. Route 419; Thence leaving said white oak and along the southerly right-of-way of Keagy Road, S.W., N 72(Degree)45'36 W. 93.09 feet to an old pin found, the ACTUAL POINT OF BEGINNING, said point being designated corner no. 1 on plat entitled Urban Class ALTA/ACSM Land Title Survey for Healthcare Realty Trust Incorporated by T.P. Parker & Son dated October 14, 1996; Thence leaving the southerly right-of-way of Keagy Road, S.W. and along the northerly boundary of Virginia H. Dunaville and Frank F. Ellis, Jr., Et Ux properties, S 84(Degree)00'00 W. passing an old pin found on line at 64.42 feet, in all,
149.50 feet to an old bolt found, designated corner no. 2; Thence along the westerly boundary of the Frank F. Ellis, Jr., Et Ux property, S 00(Degree)59'00
W. 158.00 feet to an old pin found on the northerly boundary of an old private road, designated corner no. 3; Thence along the northerly boundary of said private road, S 57(Degree)19'32 W. 173.13 feet to an old pin found, said point being the northerly corner of Lot 7, Block 1, Medmont Lake and the southeast corner of the Theo D. Wilson property, designated corner no. 4; Thence along the easterly boundary of the Theo D. Wilson property, N 13(Degree)09'47 W. 215.04 feet to an old pin found, designated corner no. 5; Thence continuing with the easterly boundary of the Theo D. Wilson property, N 05(Degree)56'38 E. 197.36 feet to an old pin found on the southerly right-of-way of Keagy Road, S.W., designated corner no. 6; Thence along the southerly right-of-way of Keagy Road, S.W., S 66(Degree)56'32 E. 353.93 feet to the ACTUAL POINT OF BEGINNING and containing 1.489 ac. (64,877 sq. ft.) and being as shown on the aforesaid plat by T.P. Parker & Son.

                             END OF EXHIBIT A

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